UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or Section 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): March 19, 2021

Tech and Energy Transition Corporation

(Exact name of registrant as specified in its charter)

Delaware	001-40198	83-0781939
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification Number)

125 W 55th St New York, New York	10019
(Address of principal executive offices)	(Zip Code)

(212) 231-1000

Registrant’s telephone number, including area code

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation to the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Units, each consisting of one share of Class A common stock, $0.0001 par value, and one-third of one redeemable warrant	TETCU	The Nasdaq Stock Market LLC
Shares of Class A common stock included as part of the units	TETC	The Nasdaq Stock Market LLC
Redeemable warrants included as part of the units, each whole warrant exercisable for one share of Class A common stock at an exercise price of $11.50	TETCWS	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 or Rule 12b-2 of the Securities Exchange Act of 1934.

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01. Entry into a Material Definitive Agreement.

On March 16, 2021, the Registration Statement on Form S-1 (File No. 333-253444) (the “Registration Statement”) relating to the initial public offering (the “IPO”) of Tech and Energy Transition Corporation (the “Company”) was declared effective by the U.S. Securities and Exchange Commission, and the Company subsequently filed, on March 16, 2021, a registration statement on Form S-1 (File No. 333-254376) pursuant to Rule 462(b) under the Securities Act of 1933, as amended, which was effective immediately upon filing. On March 19, 2021 the Company consummated the IPO of 38,500,000 units (the “Units”), upsized from 35,000,000 Units. The Company has granted the underwriters a 45-day option to purchase up to an additional 5,775,000 units at the initial public offering price to cover over-allotments, if any. Each Unit consists of one share of Class A common stock, $0.0001 par value per share (the “Class A common stock”), and one-third of one redeemable warrant (the “Public Warrants”), each whole Public Warrant entitling the holder thereof to purchase one share of Class A common stock at an exercise price of $11.50 per share, subject to adjustment. The Units were sold at an offering price of $10.00 per Unit, generating gross proceeds of $385,000,000. Further, in connection with the IPO, the Company entered into the following agreements, forms of which were previously filed as exhibits to the Registration Statement:

●	an Underwriting Agreement, dated March 16, 2021, by and between the Company and Citigroup Global Markets Inc., as representative of the underwriters named in Schedule I therein, which contains customary representations and warranties and indemnification of the underwriter by the Company;

●	a Warrants Subscription Agreement, dated March 16, 2021, between the Company and Tech and Energy Transition Sponsor, LLC (the “Sponsor”), pursuant to which the Sponsor purchased 7,366,667 private placement warrants, each exercisable to purchase one share of Class A common stock at $11.50 per share, subject to adjustment, at a price of $1.50 per warrant (the “Private Placement Warrants” and, together with the Public Warrants, the “Warrants”);

●	a Warrant Agreement, dated March 16, 2021, between the Company and Continental Stock Transfer & Trust Company, as warrant agent (the “Warrant Agreement”), which sets forth the expiration and exercise price of and procedure for exercising the Warrants; certain adjustment features of the terms of exercise; provisions relating to redemption and cashless exercise of the Warrants; certain registration rights of the holders of Warrants; provision for amendments to the Warrant Agreement; and indemnification of the warrant agent by the Company under the agreement;

●	an Investment Management Trust Agreement, dated March 16, 2021, between the Company and Continental Stock Transfer & Trust Company, as trustee, which establishes the trust account that will hold the net proceeds of the IPO and certain of the proceeds of the sale of the Private Placement Warrants, and sets forth the responsibilities of the trustee; the procedures for withdrawal and direction of funds from the trust account; and indemnification of the trustee by the Company under the agreement;

●	a Registration Rights Agreement, dated March 16, 2021, among the Company, the Sponsor and certain security holders of the Company, which provides for customary demand and piggy-back registration rights for the Sponsor, and customary piggy-back registration rights for such other security holders, as well as certain transfer restrictions applicable to the Sponsor with respect to the Company’s securities, and, upon and following consummation of our initial business combination, the right of the Sponsor to nominate three individuals for election to the Company’s board of directors;

●	a Letter Agreement, dated March 16, 2021, among the Company, the Sponsor and each officer and director of the Company, pursuant to which the Sponsor and each officer and director of the Company has agreed to vote any shares of Class A common stock held by him, her or it in favor of the Company’s initial business combination; to facilitate the liquidation and winding up of the Company if an initial business combination is not consummated within 24 months; to certain transfer restrictions with respect to the Company’s securities; to certain indemnification obligations of the Sponsor; and the Company has agreed not to enter into a definitive agreement regarding an initial business combination without the prior consent of the Sponsor;

●	an Indemnity Agreement, dated March 16, 2021, between the Company and Dan Hesse, pursuant to which the Company provides customary indemnification to Dan Hesse on the terms set forth in the agreement;

●	an Indemnity Agreement, dated March 16, 2021, between the Company and David Roseman, pursuant to which the Company provides customary indemnification to David Roseman on the terms set forth in the agreement;

●	an Indemnity Agreement, dated March 16, 2021, between the Company and Gautham Srinivas, pursuant to which the Company provides customary indemnification to Gautham Srinivas on the terms set forth in the agreement;

●	an Indemnity Agreement, dated March 16, 2021, between the Company and Stephan Feilhauer, pursuant to which the Company provides customary indemnification to Stephan Feilhauer on the terms set forth in the agreement;

●	an Indemnity Agreement, dated March 16, 2021, between the Company and Lawrence Handen, pursuant to which the Company provides customary indemnification to Lawrence Handen on the terms set forth in the agreement;

●	an Indemnity Agreement, dated March 16, 2021, between the Company and John Spirtos, pursuant to which the Company provides customary indemnification to John Spirtos on the terms set forth in the agreement;

●	an Indemnity Agreement, dated March 16, 2021, between the Company and Greg Callman, pursuant to which the Company provides customary indemnification to Greg Callman on the terms set forth in the agreement;

●	an Indemnity Agreement, dated March 16, 2021, between the Company and Virginia Breen, pursuant to which the Company provides customary indemnification to Virginia Breen on the terms set forth in the agreement;

●	an Indemnity Agreement, dated March 16, 2021, between the Company and James Avery, pursuant to which the Company provides customary indemnification to James Avery on the terms set forth in the agreement;

●

an Indemnity Agreement, dated March 16, 2021, between the Company and Diarmuid O’Connell, pursuant to which the Company provides customary indemnification to Diarmuid O’Connell on the terms set forth in the agreement; and

●	an Indemnity Agreement, dated March 16, 2021, between the Company and Gregory Gilmore, pursuant to which the Company provides customary indemnification to Gregory Gilmore on the terms set forth in the agreement.

The above descriptions are qualified in their entirety by reference to the full text of the applicable agreement, each of which is incorporated by reference herein and filed herewith as Exhibits 1.1, 4.1, 10.1, 10.2, 10.3, 10.4, 10.5, 10.6, 10.7, 10.8, 10.9, 10.10, 10.11, 10.12, 10.13, 10.14 and 10.15, respectively.

Item 3.02. Unregistered Sales of Equity Securities.

Simultaneous with the consummation of the IPO and the issuance and sale of the Units, the Company consummated the private placement of 7,366,667 Private Placement Warrants at a price of $1.50 per Private Placement Warrant, generating total proceeds of $11,050,000.50 (the “Private Placement”). The Private Placement Warrants, which were purchased by the Sponsor, are substantially similar to the Public Warrants, except that if held by the Sponsor or its permitted transferees, they (i) may be exercised for cash or on a cashless basis, (ii) are not subject to being called for redemption (except in certain circumstances when the Public Warrants are called for redemption and a certain price per share of Class A common stock threshold is met) and (iii) subject to certain limited exceptions, will be subject to transfer restrictions until 30 days following the consummation of the Company’s initial business combination. If the Private Placement Warrants are held by holders other than the Sponsor or its permitted transferees, the Private Placement Warrants will be redeemable by the Company in all redemption scenarios and exercisable by holders on the same basis as the Public Warrants. The Private Placement Warrants have been issued pursuant to, and are governed by the Warrant Agreement.

Item 5.03. Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year

On March 16, 2021 and in connection with the IPO, the Company adopted its Amended and Restated Certificate of Incorporation. The Amended and Restated Certificate of Incorporation is filed herewith as Exhibit 3.1 and is incorporated by reference herein.

Item 8.01 Other Events

On March 17, 2021, the Company issued a press release, a copy of which is attached as Exhibit 99.1 to this Current Report on Form 8-K, announcing the pricing of the IPO.

On March 19, 2021, the Company issued a press release, a copy of which is attached as Exhibit 99.2 to this Current Report on Form 8-K, announcing the closing of the IPO.

Item 9.01. Financial Statements and Exhibits.

(d)	Exhibits

1.1	Underwriting Agreement by and between the Company and Citigroup Global Markets Inc.

3.1	Amended and Restated Certificate of Incorporation of the Company

4.1	Warrant Agreement between Continental Stock Transfer & Trust Company and the Company

10.1	Warrants Subscription Agreement between the Company and the Sponsor

10.2	Investment Management Trust Account Agreement between Continental Stock Transfer & Trust Company and the Company

10.3	Registration Rights Agreement among the Company, the Sponsor and certain other security holders named therein

10.4	Letter Agreement among the Company, the Sponsor and the Company’s officers and directors

10.5	An Indemnity Agreement, dated March 16, 2021, between the Company and Dan Hesse

10.6	An Indemnity Agreement, dated March 16, 2021, between the Company and David Roseman

10.7	An Indemnity Agreement, dated March 16, 2021, between the Company and Gautham Srinivas

10.8	An Indemnity Agreement, dated March 16, 2021, between the Company and Stephan Feilhauer

10.9	An Indemnity Agreement, dated March 16, 2021, between the Company and Lawrence Handen

10.10	An Indemnity Agreement, dated March 16, 2021, between the Company and John Spirtos

10.11	An Indemnity Agreement, dated March 16, 2021, between the Company and Greg Callman

10.12	An Indemnity Agreement, dated March 16, 2021, between the Company and Virginia Breen

10.13	An Indemnity Agreement, dated March 16, 2021, between the Company and James Avery

10.14	An Indemnity Agreement, dated March 16, 2021, between the Company and Diarmuid O’Connell

10.15	An Indemnity Agreement, dated March 16, 2021, between the Company and Gregory Gilmore

99.1	Press Release, dated March 17, 2021

99.2	Press Release, dated March 19, 2021

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: March 19, 2021

Tech and Energy Transition Corporation

By:	/s/ John Spirtos
Name:	John Spirtos
Title:	Chief Executive Officer and President

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